DELAWARE GROUP STATE TAX-FREE INCOME TRUST

Delaware Tax-Free New Jersey Fund
(the "Fund")

Supplement to the Statement of Additional Information
dated April 29, 2000

The following paragraph is added after the second full paragraph on page 27 under "Purchasing Shares", and before the "Written Redemption" heading on page 41 under "Redemption and Exchange":

Shareholders of Delaware Tax-Free New Jersey Fund's Class B and Class C shares, and, to the extent applicable, Class A shares, may redeem their shares without paying a CDSC because a shareholder meeting is scheduled to consider the Fund's merger into Delaware Tax-Free USA Fund. If the merger is not approved by the Fund's shareholders, management reserves the right to reinstate the CDSC.

This Supplement is dated May 2, 2001.